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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 22, 1997
                                                 -----------------------

                               CISCO SYSTEMS, INC.
                         -----------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     California                    0-18225                     77-0059951
     ----------                    -------                     ----------
(State or other jurisdiction     (Commission                (IRS Employer
    of incorporation)            File Number)             Identification No.)


255 West Tasman Drive, San Jose, California                        95134
-------------------------------------------                        -----
(Address of principal executive offices)                         (Zip Code)

Company's telephone number, including area code:   (408) 526-4000
                                                  ----------------


         (Former name or former address, if changed since last report.)


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ITEM  5. OTHER EVENTS.

                  (a) On November 15, 1996, the Registrant acquired Netsys Technologies, Inc., a California corporation ("Netsys"), by statutory merger (the "Merger"). The Merger was accomplished pursuant to the Agreement and Plan of Reorganization, dated as of October 11, 1996, among the Registrant and Netsys, and a related Certificate of Merger (collectively, the "Netsys Merger Agreements"). The Merger of Netsys with and into the Registrant occurred following the approval of the Netsys Merger Agreements by the shareholders of Netsys by written consent which was received on November 7, 1996 and satisfaction of certain other closing conditions. As a result of the Merger, the Registrant became the owner of 100% of the issued and outstanding common stock of Netsys and each outstanding share of Netsys Common Stock was converted into
0.147666 of a share of the Registrant's Common Stock. The terms of the Netsys Merger Agreements were the result of arm's-length negotiations among the parties.

                  A total of approximately 1,340,958 shares of the Registrant's Common Stock will be issued to former Netsys shareholders and optionholders in exchange for the acquisition by the Registrant of all outstanding Netsys capital stock and all unexpired and unexercised options to acquire Netsys capital stock. The shares issued to Netsys shareholders were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Netsys stock options were assumed by the Registrant and remain outstanding as options to purchase shares of the Registrant's Common Stock.

                  Netsys is a provider of network infrastructure management and performance analysis software. The Registrant intends to continue such business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Financial Statements of Businesses Acquired. Not
                      applicable.

                  (b) Pro Forma Financial Information. Not applicable.

                  (c) Exhibits:


                  Exhibit
                  Number
                  ------

                  20.1 Press Release of the Registrant, dated October 14, 1996, announcing the Registrant's agreement to acquire Netsys.

                  20.2 Press Release of the Registrant, dated November 19, 1996, announcing the completion of the Registrant's acquisition of Netsys.


                                       2.
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CISCO SYSTEMS, INC.

Dated:  January 21, 1997            By:   /s/ Larry R. Carter
                                       -----------------------------------------
                                       Larry R. Carter, Vice President, Finance
                                       and Administration, Chief Financial
                                       Officer and Secretary


                                       3.
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                                  EXHIBIT INDEX

                             DESCRIPTION OF DOCUMENT

Exhibit
Number
------

20.1 Press Release of the Registrant, dated October 14, 1996, announcing the Registrant's agreement to acquire Netsys.

20.2 Press Release of the Registrant, dated November 19, 1996, announcing the completion of the Registrant's acquisition of Netsys.


                                       4.